UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 22, 2013

WELLCARE HEALTH PLANS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-32209	47-0937650
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)
8735 Henderson Road, Renaissance One
	Tampa, Florida	33634
	(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (813) 290-6200

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01                      Entry into a Material Definitive Agreement.

On March 22, 2013, WellCare Health Plans, Inc. (“WellCare”) received confirmation that Amendment #15 (“Amendment #15”) to Contract No. 0654 (“Contract 0654”) between the Georgia Department of Community Health (“DCH”) and WellCare of Georgia, Inc. (“WCGA”), a wholly-owned subsidiary of WellCare, has been finalized.

Among other things, Amendment #15 sets forth the updated table of rates payable to WCGA under Contract 0654 effective July 1, 2012.  WellCare has requested confidential treatment of this specific information.  However, WellCare anticipates Amendment #15 will result in a net rate decrease under Contract 0654 of approximately 0.3%.  In addition, Amendment #15 contains a release of DCH from liability for the underpayment of capitation rates caused by duplicate member enrollment records that occurred from January 1, 2006 through June 30, 2010.

The foregoing description does not purport to be a complete description of the parties’ rights and obligations under Contract No. 0654 or Amendment #15.  The above description is qualified in its entirety by reference to Contract No. 0654 and its amendments, including Amendment #15, which are attached as Exhibits 10.1, 10.2, 10.3 and 10.4 to this Current Report on Form 8-K and which are incorporated herein by reference.

Cautionary Statement Regarding Forward-Looking Statements

The information furnished in this Current Report on Form 8-K contains “forward-looking” statements that are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Statements that are predictive in nature, that depend upon or refer to future events or conditions, or that include words such as “expects,” “anticipates,” “intends,” “plans,” “believes,” “estimates,” and similar expressions are forward-looking statements. For example, WellCare’s estimate of the overall rate decrease under Amendment #15 is a forward-looking statement. Forward-looking statements involve known and unknown risks and uncertainties that may cause WellCare’s actual future results to differ materially from those projected or contemplated in the forward-looking statements. These risks and uncertainties include, but are not limited to, the demographic mix of members in WCGA’s plan.

Additional information concerning these and other important risks and uncertainties can be found under the captions “Forward-Looking Statements” and “Risk Factors” in WellCare’s Annual Report on Form 10-K for the year ended December 31, 2012, and other subsequent filings by WellCare with the U.S. Securities and Exchange Commission, which contain discussions of WellCare’s business and the various factors that may affect it. WellCare undertakes no duty to update these forward-looking statements to reflect any future events, developments, or otherwise.

Item 9.01                      Financial Statements and Exhibits.

 (d)   Exhibits.

		INCORPORATED BY REFERENCE
Exhibit Number	Description	Form	Filing Date With SEC	Exhibit Number
10.1	Amendment No. 12 to Contract 0654 (Amended and Restated Contract 0654) by and between the Georgia Department of Community Health and WellCare of Georgia, Inc.*	8-K	January 5, 2012	10.1
10.2	Amendment No. 13 to Contract 0654 by and between the Georgia Department of Community Health and WellCare of Georgia, Inc.*	8-K	January 5, 2012	10.2
10.3	Amendment No. 14 to Contract 0654 by and between the Georgia Department of Community Health and WellCare of Georgia, Inc.	10-Q	October 31, 2012	10.12
10.4	Amendment No. 15 to Contract 0654 by and between the Georgia Department of Community Health and WellCare of Georgia, Inc.*	Filed herewith
*Portions of these exhibits have been omitted pursuant to a request for confidential treatment.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 27, 2013	WELLCARE HEALTH PLANS, INC. /s/Lisa G. Iglesias
Lisa G. Iglesias
Senior Vice President, General Counsel and Secretary

Exhibit Index

		INCORPORATED BY REFERENCE
Exhibit Number	Description	Form	Filing Date With SEC	Exhibit Number
10.1	Amendment No. 12 to Contract 0654 (Amended and Restated Contract 0654) by and between the Georgia Department of Community Health and WellCare of Georgia*	8-K	January 5, 2012	10.1
10.2	Amendment No. 13 to Contract 0654 by and between the Georgia Department of Community Health and WellCare of Georgia*	8-K	January 5, 2012	10.2
10.3	Amendment No. 14 to Contract 0654 by and between the Georgia Department of Community Health and WellCare of Georgia	10-Q	October 31, 2012	10.12
10.4	Amendment No. 15 to Contract 0654 by and between the Georgia Department of Community Health and WellCare of Georgia*	Filed herewith
*Portions of these exhibits have been omitted pursuant to a request for confidential treatment.